================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2002



                              PLAINS RESOURCES INC.
               (Exact name of registrant as specified in charter)

        Delaware                                         13-2898764
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                     0-9808
                              (Commission File No.)

                          500 Dallas Street, Suite 700
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (713) 739-6700

================================================================================

Item 2. Acquisition or Disposition of Assets

On December 18, 2002 Plains Resources Inc. ("PLX") distributed 100 percent of the common shares of its wholly-owned subsidiary Plains Exploration & Production Company ("PXP") to the holders of record of PLX's common stock as of December 11, 2002 (the "spin-off"). Each PLX stockholder received one share of PXP common stock for each share of PLX common stock held. Prior to the spin-off, PLX borrowed $45.0 million under the terms of its loan facility and used a portion of the proceeds to make a $40.0 million cash capital contribution to PXP. In addition, prior to the spin-off PLX transferred to PXP certain assets and PXP assumed certain liabilities of PLX, primarily related to land, unproved oil and gas properties, office equipment and pension obligations.

PLX has outstanding 46,600 shares of Series D Cumulative Convertible Preferred Stock, or Series D Preferred, that have an aggregate stated value of $23.3 million and are redeemable at PLX's option at 140% of stated value. If not previously redeemed or converted, the Series D Preferred will automatically convert into shares of PLX common stock in 2012. Each share of Series D Preferred has a stated value of $500 and bears an annual dividend of $30.00 per share.

As a result of the spin-off, the number of shares of PLX common stock into which the Series D Preferred is convertible increased from 932,000 shares to 1,671,416 shares as a result of the reduction in the conversion price from $25.00 per share of common stock to $13.94 per share. The reduction in the conversion price of the Series D Preferred was determined by multiplying the former conversion price of the Series D Preferred ($25.00) by a fraction, the denominator of which was $22.27 (the closing price per share of Plains Resources common stock as of the record date for the spin-off), and the numerator of which was $12.42 (the closing price per share of Plains Resources common stock as of the record date for the spin-off less the agreed on fair market value per share of the Plains Exploration & Production common stock distributed in the spin-off). The holders of the Series D Preferred did not receive any Plains Exploration & Production securities as a result of the spin off.

Item 7. Financial Statements and Exhibits

(b) (1)

                              PLAINS RESOURCES INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 18, 2002 Plains Resources Inc. ("PLX") distributed all of the issued and outstanding shares of $0.01 par value common stock of its wholly-owned subsidiary Plains Exploration & Production Company ("PXP") to the holders of PLX's $0.10 par value common stock on the basis of one share of PXP common stock for every one share of PLX common stock held as of the close of business on December 11, 2002 (the "spin-off"). Prior to the spin-off PLX borrowed $45.0 million under the terms of its loan facility and used a portion of the proceeds to make a $40.0 million cash capital contribution to PXP. In addition, prior to the spin-off PLX transferred to PXP certain assets and PXP assumed certain liabilities of PLX, primarily related to land, unproved oil and gas properties, office equipment and pension obligations.

The following financial information reflects PXP's business as discontinued operations and reflects pro forma adjustments related to the distribution of PXP's common stock to PLX's stockholders.

The pro forma condensed consolidated balance sheet at September 30, 2002 has been prepared as if the spin-off and the borrowings under PLX's loan facility occurred on that date. The pro forma condensed consolidated balance sheet has been prepared by adjusting PLX's historical balance sheet to reflect PXP's business as a discontinued operation and includes pro forma adjustments to reflect the borrowings under PXP's loan facility and the effect of the spin-off.

The pro forma condensed consolidated statements of operations for the nine months ended September 30, 2002 and 2001 and the year ended December 31, 2001 present PLX's results of operations as if the spin-off and the borrowings under PLX's loan facility occurred on January 1, 2001. These statements of operations have been prepared by adjusting PLX's historical operations to reflect PXP's business as a discontinued operation and includes pro forma adjustments to reflect the borrowings under PXP's loan facility and the effect of the spin-off on PLX's income tax expense.

These pro forma condensed consolidated financial statements do not necessarily represent what PLX's results of operations or financial position would have been if the transactions discussed above had occurred on the dates specified. Also presented are consolidated statements of operations for the years ended December 31, 2001 and 1999 and oil and gas reserve data at December 31, 2001 that reflect the business of PXP as a discontinued operation.

                    PLAINS RESOURCES INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 2002
                           (in thousands of dollars)

                                                        Adjustments for Discontinued Operations
                                                      ------------------------------------------
                                                         Plains
                                            Plains    Exploration                                                  Plains
                                          Resources   & Production                                 Pro Forma     Resources
                                          Historical   Historical  Reclassification(1)  Subtotal  Adjustments    Pro Forma
                                          ----------  ------------ ------------------- ---------  -----------    ---------
                ASSETS
Current Assets                                                                                     $  45,000 (2)
  Cash and cash equivalents               $    1,186   $    (766)        $    --       $     420     (40,000)(3) $   5,420
  Accounts receivable--Plains All
   American Pipeline, L.P.                    25,927     (22,751)             --           3,176          --         3,176
  Other accounts receivable and current
   assets                                      9,198      (4,778)          3,665           8,085          --         8,085
  Commodity hedging contracts                    454        (453)             (1)             --          --            --
  Inventory                                    7,793      (5,643)             --           2,150          --         2,150
                                          ----------   ---------         -------       ---------   ---------     ---------
                                              44,558     (34,391)          3,664          13,831       5,000        18,831
                                          ----------   ---------         -------       ---------   ---------     ---------
Property and Equipment
  Oil and natural gas properties--full cost
   method                                    999,578    (647,994)             --         351,584      (3,201)(4)   348,383
  Other property and equipment                 4,122      (1,571)             --           2,551      (2,524)(4)        27
                                          ----------   ---------         -------       ---------   ---------     ---------
                                           1,003,700    (649,565)             --         354,135      (5,725)      348,410
  Less allowance for depreciation,
   depletion and amortization               (461,925)    161,858                        (300,067)      1,947 (4)  (298,120)
                                          ----------   ---------         -------       ---------   ---------     ---------
                                             541,775    (487,707)             --          54,068      (3,778)       50,290
                                          ----------   ---------         -------       ---------   ---------     ---------
Investment in Plains All American
  Pipeline, L.P.                              73,677          --              --          73,677                    73,677
                                          ----------   ---------         -------       ---------   ---------     ---------
                                                                                                      40,000 (3)
                                                                                                       4,528 (4)
                                                                                                       7,200 (5)
Investment in Discontinued
  Operations                                      --     120,127              --         120,127    (171,855)(7)        --
                                          ----------   ---------         -------       ---------   ---------     ---------
Deferred Income Taxes                             --          --              --              --       7,660 (8)     7,660
                                          ----------   ---------         -------       ---------   ---------     ---------
                                                                                                        (750)(4)
Other Assets                                  20,248     (18,958)          2,315           3,605       1,000 (6)     3,855
                                          ----------   ---------         -------       ---------   ---------     ---------
                                          $  680,258   $(420,929)        $ 5,979       $ 265,308   $(110,995)    $ 154,313
                                          ==========   =========         =======       =========   =========     =========
  LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
                                                                                                   $     636 (4)
  Accounts payable and other current                                                                   7,200 (5)
   liabilities                            $   55,239   $ (56,143)        $ 7,481       $   6,577       1,000 (6) $  15,413
  Commodity hedging contracts                 24,980     (24,880)             --             100          --           100
  Payable to Plains Resources Inc.                --      (3,357)          3,357              --          --            --
  Interest payable                             4,859                      (4,859)             --          --            --
  Notes payable and current portion of
   long-term debt                                511        (511)             --              --      18,000 (2)    18,000
                                          ----------   ---------         -------       ---------   ---------     ---------
                                              85,589     (84,891)          5,979           6,677      26,836        33,513
                                          ----------   ---------         -------       ---------   ---------     ---------
Long-Term Debt                               288,014    (288,014)             --              --      27,000 (2)    27,000
                                          ----------   ---------         -------       ---------   ---------     ---------
Other Long-Term Liabilities                    6,987      (3,543)             --           3,444        (636)(4)     2,808
                                          ----------   ---------         -------       ---------   ---------     ---------
                                                                                                      (4,819)(7)
Deferred Income Taxes                         41,640     (44,481)             --          (2,841)      7,660 (8)        --
                                          ----------   ---------         -------       ---------   ---------     ---------
Stockholders' Equity                         258,028                          --         258,028    (167,036)(7)    90,992
                                          ----------   ---------         -------       ---------   ---------     ---------
                                          $  680,258   $(420,929)        $ 5,979       $ 265,308   $(110,995)    $ 154,313
                                          ==========   =========         =======       =========   =========     =========

(1) Reflects reclassification of certain items in PXP's balance sheet to conform to the presentation in PLX's balance sheet.
(2)  Reflects $45.0 million in borrowings under the PLX loan facility.
(3) Reflects the use of a portion of the borrowings under the PLX loan facility to make a $40.0 million cash contribution to PXP.
(4) Reflects the contribution to PXP of certain assets and the assumption by PXP of certain liabilities, primarily related to land, unproved oil and gas properties, office equipment and pension obligations.
(5) Reflects a $7.2 million note payable to PXP to be repaid using a portion of a $7.5 million cash distribution received from Plains All American Pipeline, L.P. in the fourth quarter of 2002.
(6)  Reflects estimated debt issue costs related to the PLX loan facility.
(7)  Reflects the spin-off.
(8)  Reflects the reclassification of deferred income taxes.

                             PLAINS RESOURCES INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED SEPTEMBER 30, 2002
                     (in thousands, except per share data)

                                                             Adjustments for
                                                          Discontinued Operations
                                                          -----------------------
                                                             Plains                             Plains
                                                 Plains   Exploration                          Resources
                                               Resources  & Production             Pro Forma      Pro
                                               Historical  Historical   Subtotal  Adjustments    Forma
                                               ---------- ------------  --------  -----------  ---------
Revenues
   Crude oil and liquids                        $140,653   $(129,563)   $ 11,090     $  --     $ 11,090
   Natural gas                                     7,130      (7,130)         --        --           --
   Other operating revenues                           27         (27)         --        --           --
                                                --------   ---------    --------     -----     --------
                                                 147,810    (136,720)     11,090        --       11,090
                                                --------   ---------    --------     -----     --------
Operating Costs and Expenses
   Production expenses                            61,501     (56,826)      4,675        --        4,675
   General and administrative                     12,049      (7,362)      4,687        --        4,687
   Depreciation, depletion and amortization       24,531     (21,262)      3,269        86 (2)    3,355
                                                --------   ---------    --------     -----     --------
                                                  98,081     (85,450)     12,631        86       12,717
                                                --------   ---------    --------     -----     --------
Other Income (Expense)
   Equity in earnings of Plains All American
     Pipeline, L.P.                               14,060          --      14,060        --       14,060
   Gains on Plains All American Pipeline, L.P.
     unit transactions                            14,512          --      14,512        --       14,512
   Loss on debt extinguishment                   (10,319)         --     (10,319)       --      (10,319)
   Expenses of terminated public equity
     offering                                     (1,700)      1,700          --        --           --
   Interest expense                              (20,228)     14,427      (5,801)     (844)(3)   (6,645)
   Interest and other income                         377        (114)        263        --          263
                                                --------   ---------    --------     -----     --------
                                                  (3,298)     16,013      12,715      (844)      11,871
                                                --------   ---------    --------     -----     --------
Income Before Income Taxes                        46,431     (35,257)     11,174      (930)      10,244
   Income taxes                                  (18,976)     13,757      (5,219)      472 (4)   (4,747)
                                                --------   ---------    --------     -----     --------
Income from Continuing Operations                 27,455     (21,500)      5,955      (458)       5,497
   Cumulative preferred dividends                 (1,050)         --      (1,050)       --       (1,050)
                                                --------   ---------    --------     -----     --------
Income from Continuing Operations Available to
  Common Stockholders                           $ 26,405   $ (21,500)   $  4,905     $(458)    $  4,447
                                                ========   =========    ========     =====     ========
Earnings Per Share from Continuing Operations
   Basic                                        $   1.11                $   0.21               $   0.19
   Diluted                                      $   1.08                $   0.20               $   0.18
Weighted Average Shares Outstanding
   Basic                                          23,826                  23,826                 23,826
   Diluted                                        25,387        (932)(1)  24,455       135 (5)   24,590

(1) After adjusting to reflect PXP as discontinued operations, Plains Resources Series D Cumulative Convertible Preferred Stock is anti-dilutive.

(2) Reflects the effect on depletion, depreciation and amortization of (i) the spin-off and the contribution of certain assets to PXP; and (ii) the amortization of debt issue costs related to PLX's loan facility. The debt issue cost is amortized over the life of the debt agreement using the straight-line method, which approximates the interest method.

(3) Reflects interest expense for the period on borrowings under the PLX loan facility. Interest expense is computed based on the estimated rate in effect at the time of the borrowings. (5.0%). A 1/8 of 1% change in the interest rate would result in a $21,000 change in interest expense.

(4) Reflects the tax effect of (i) the pro forma adjustments; and (ii) Plains Resources effective tax rate after the spin-off.

(5) Reflects the effect of the issuance of restricted stock in connection with the spin-off.

                             PLAINS RESOURCES INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED SEPTEMBER 30, 2001
                     (in thousands, except per share data)

                                                              Adjustments for
                                                           Discontinued Operations
                                                           ---------------------
                                                              Plains
                                                  Plains   Exploration                            Plains
                                                Resources  & Production             Pro Forma    Resources
                                                Historical  Historical   Subtotal  Adjustments   Pro Forma
                                                ---------- ------------  --------  -----------   ---------
Revenues
   Crude oil and liquids                         $143,486   $(133,957)   $  9,529    $    --     $  9,529
   Natural gas                                     26,870     (26,870)         --         --           --
   Other operating revenues                           468        (468)         --         --           --
                                                 --------   ---------    --------    -------     --------
                                                  170,824    (161,295)      9,529         --        9,529
                                                 --------   ---------    --------    -------     --------
Operating Costs and Expenses
   Production expenses                             53,084     (47,995)      5,089         --        5,089
   General and administrative                      18,294      (7,074)     11,220         --       11,220
   Depreciation, depletion and amortization        20,547     (16,999)      3,548        (41)(1)    3,507
                                                 --------   ---------    --------    -------     --------
                                                   91,925     (72,068)     19,857        (41)      19,816
                                                 --------   ---------    --------    -------     --------
Other Income (Expense)
   Equity in earnings of Plains All American
   Pipeline, L.P.                                  15,798          --      15,798         --       15,798
   Gains on Plains All American Pipeline, L.P.
    unit transactions                             151,089          --     151,089         --      151,089
Interest expense                                  (20,136)     12,942      (7,194)    (1,519)(2)   (8,713)
Interest and other income                              91        (459)       (368)        --         (368)
                                                 --------   ---------    --------    -------     --------
                                                  146,842      12,483     159,325     (1,519)     157,806
                                                 --------   ---------    --------    -------     --------
Income Before Income Taxes                        225,741     (76,744)    148,997     (1,478)     147,519
Income taxes                                      (89,533)     29,623     (59,910)     1,596 (3)  (58,314)
                                                 --------   ---------    --------    -------     --------
Income from Continuing Operations                 136,208     (47,121)     89,087        118       89,205
Cumulative preferred dividends                    (26,896)         --     (26,896)        --      (26,896)
                                                 --------   ---------    --------    -------     --------
Income from Continuing Operations Available
 to Common Stockholders                          $109,312   $ (47,121)   $ 62,191    $   118     $ 62,309
                                                 ========   =========    ========    =======     ========
Earnings Per Share from Continuing Operations
   Basic                                         $   5.41                $   3.08                $   3.08
   Diluted                                       $   4.03                $   2.34                $   2.27
Weighted Average Shares Outstanding
   Basic                                           20,204                  20,204                  20,204
   Diluted                                         27,904                  27,904        874 (4)   28,778

(1) Reflects the effect on depletion, depreciation and amortization of (i) the spin-off and the contribution of certain assets to PXP; and (ii) the amortization of debt issue costs related to PLX's loan facility. The debt issue cost is amortized over the life of the debt agreement using the straight-line method, which approximates the interest method.

(2) Reflects interest expense for the period on borrowings under the PLX loan facility. Interest expense is computed based on the estimated rate in effect at the time of the borrowings. (5.0%). A 1/8 of 1% change in the interest rate would result in a $38,000 change in interest expense.

(3) Reflects the tax effect of (i) the pro forma adjustments; and (ii) Plains Resources effective tax rate after the spin-off.

(4) Reflects the effect of (i) the spin-off in accordance with the anti-dilution provisions of Plains Resources Series D Cumulative Convertible Preferred Stock; and (ii) the issuance of restricted stock in connection with the spin-off.

                             PLAINS RESOURCES INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 2001
                     (in thousands, except per share data)

                                                          Adjustments for
                                                      Discontinued Operations
                                                      -----------------------
                                                         Plains                              Plains
                                             Plains   Exploration &                         Resources
                                           Resources   Production              Pro Forma       Pro
                                           Historical  Historical   Subtotal  Adjustments     Forma
                                           ---------- ------------- --------  -----------   ---------
Revenues
   Crude oil and liquids                   $ 186,476    $(174,895)  $ 11,581    $    --     $ 11,581
   Natural gas                                28,771      (28,771)        --         --           --
   Other operating revenues                      473         (473)        --         --           --
                                           ---------    ---------   --------    -------     --------
                                             215,720     (204,139)    11,581         --       11,581
                                           ---------    ---------   --------    -------     --------
Operating Costs and Expenses
   Production expenses                        71,192      (63,795)     7,397         --        7,397
   General and administrative                 21,293      (10,210)    11,083         --       11,083
   Depreciation, depletion and
     amortization                             28,921      (24,105)     4,816        204 (1)    5,020
                                           ---------    ---------   --------    -------     --------
                                             121,406      (98,110)    23,296        204       23,500
                                           ---------    ---------   --------    -------     --------
Other Income (Expense)
   Equity in earnings of Plains All
     American Pipeline, L.P.                  18,540           --     18,540         --       18,540
   Gains on Plains All American Pipeline,
     L.P. unit transactions                  170,157           --    170,157         --      170,157
   Interest expense                          (26,385)      17,411     (8,974)    (1,913)(2)  (10,887)
   Interest and other income                     151         (463)      (312)        --         (312)
                                           ---------    ---------   --------    -------     --------
                                             162,463       16,948    179,411     (1,913)     177,498
                                           ---------    ---------   --------    -------     --------
Income Before Income Taxes                   256,777      (89,081)   167,696     (2,117)     165,579
   Income taxes                             (101,460)      34,388    (67,072)     1,619 (3)  (65,453)
                                           ---------    ---------   --------    -------     --------
Income from Continuing Operations            155,317      (54,693)   100,624       (498)     100,126
   Cumulative preferred dividends            (27,245)          --    (27,245)        --      (27,245)
                                           ---------    ---------   --------    -------     --------
Income from Continuing Operations
  Available to Common Stockholders         $ 128,072    $ (54,693)  $ 73,379    $  (498)    $ 72,881
                                           =========    =========   ========    =======     ========
Earnings Per Share from Continuing
  Operations
   Basic                                   $    6.07                $   3.48                $   3.46
   Diluted                                 $    4.82                $   2.82                $   2.71
Weighted Average Shares Outstanding
   Basic                                      21,090                  21,090                  21,090
   Diluted                                    27,244                  28,244        874 (4)   28,118

(1) Reflects the effect on depletion, depreciation and amortization of (i) the spin-off and the contribution of certain assets to PXP; and (ii) the amortization of debt issue costs related to PLX's loan facility. The debt issue cost is amortized over the life of the debt agreement using the straight-line method, which approximates the interest method.

(2) Reflects interest expense for the period on borrowings under the PLX loan facility. Interest expense is computed based on the estimated rate in effect at the time of the borrowings. (5.0%). A 1/8 of 1% change in the interest rate would result in a $48,000 change in interest expense.

(3) Reflects the tax effect of (i) the pro forma adjustments; and (ii) Plains Resources effective tax rate after the spin-off.

(4) Reflects the effect of (i) the spin-off in accordance with the anti-dilution provisions of Plains Resources Series D Cumulative Convertible Preferred Stock; and (ii) the issuance of restricted stock in connection with the spin-off.

                             PLAINS RESOURCES INC.
    CONSOLIDATED STATEMENT OF OPERATIONS REFLECTING DISCONTINUED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                     (in thousands, except per share data)

                                                                                  Plains               Plains
                                                               Plains         Exploration &          Resources
                                                             Resources          Production           Continuing
                                                             Historical         Historical           Operations
                                                            ----------------------------------------------------
Revenues
   Crude oil and liquids                                     $  133,325          $(126,434)          $     6,891
   Natural gas                                                   16,017            (16,017)                    -
   Marketing, transportation, storage and terminalling        6,425,644                  -             6,425,644
   Gain on sale of assets                                        48,188                  -                48,188
                                                             ----------------------------------------------------
                                                              6,623,174           (142,451)            6,480,723
                                                             ----------------------------------------------------
Costs and Expenses
   Production expenses                                           62,140            (56,228)                5,912
   General and administrative                                    50,776             (6,308)               44,468
   Marketing, transportation, storage and terminalling        6,292,615                  -             6,292,615
   Unauthorized trading losses and related expenses               7,963                  -                 7,963
   Depreciation, depletion and amortization                      47,221            (18,859)               28,362
                                                             ----------------------------------------------------
                                                              6,460,715            (81,395)            6,379,320
                                                             ----------------------------------------------------
Income from Operations                                          162,459            (61,056)              101,403
Other Income (Expense)
   Interest expense                                             (55,828)            15,885               (39,943)
   Interest and other income                                      7,411               (343)                7,068
                                                             ----------------------------------------------------
Income from Continuing Operations Before Income Taxes
 and Minority Interest                                          114,042            (45,514)               68,528
   Minority interest in Plains All American Pipeline, L.P.      (42,535)                 -               (42,535)
   Income taxes                                                 (25,583)            16,765                (8,818)
                                                             ----------------------------------------------------
Income from Continuing Operations                                45,924            (28,749)               17,175
   Cumulative preferred dividends                               (14,725)                 -               (14,725)
                                                             ----------------------------------------------------
Income from Continuing Operations Available
  to Common Stockholders                                     $   31,199          $ (28,749)          $     2,450
                                                             ====================================================
Earnings Per Share from Continuing Operations
   Basic                                                     $     1.75                              $      0.14
   Diluted                                                   $     1.56                              $      0.58

Weighted Average Shares Outstanding
   Basic                                                         17,845                                   17,845
   Diluted                                                       29,373                                   29,373


                             PLAINS RESOURCES INC.
    CONSOLIDATED STATEMENT OF OPERATIONS REFLECTING DISCONTINUED OPERATIONS
                         YEAR ENDED DECEMBER 31, 1999
                     (in thousands, except per share data)

                                                                                  Plains        Plains
                                                                     Plains    Exploration &  Resources
                                                                   Resources    Production    Continuing
                                                                   Historical   Historical    Operations
                                                                  -----------  ------------- -----------
Revenues
   Crude oil and liquids                                          $   111,128    $(102,390)  $     8,738
   Natural gas                                                          5,095       (5,095)           --
   Marketing, transportation, storage and terminalling             10,796,998           --    10,796,998
   Gain on sale of assets                                              16,457           --        16,457
                                                                  -----------    ---------   -----------
                                                                   10,929,678     (107,485)   10,822,193
                                                                  -----------    ---------   -----------
Costs and Expenses
   Production expenses                                                 55,645      (50,527)        5,118
   General and administrative                                          31,402       (4,367)       27,035
   Marketing, transportation, storage and terminalling             10,689,308           --    10,689,308
   Unauthorized trading losses and related expenses                   166,440           --       166,440
   Depreciation, depletion and amortization                            36,998      (13,329)       23,669
                                                                  -----------    ---------   -----------
                                                                   10,979,793      (68,223)   10,911,570
                                                                  -----------    ---------   -----------
Loss from Operations                                                  (50,115)     (39,262)      (89,377)
Other Income (Expense)
   Gains on Plains All American Pipeline, L.P. unit transactions        9,787           --         9,787
   Interest expense                                                   (46,378)      14,912       (31,466)
   Interest and other income                                            1,237          (87)        1,150
                                                                  -----------    ---------   -----------
Loss from Continuing Operations Before Income Taxes and
  Minority Interest                                                   (85,469)     (24,437)     (109,906)
   Minority interest in Plains All American Pipeline, L.P.             40,203           --        40,203
   Income taxes                                                        20,479        5,332        25,811
                                                                  -----------    ---------   -----------
Loss from Continuing Operations                                       (24,787)     (19,105)      (43,892)
   Cumulative preferred dividends                                     (10,026)          --       (10,026)
                                                                  -----------    ---------   -----------
Loss from Continuing Operations Available to Common
  Stockholders                                                    $   (34,813)   $ (19,105)  $   (53,918)
                                                                  ===========    =========   ===========
Earnings (Loss) Per Share from Continuing Operations
   Basic                                                          $     (2.02)               $     (3.12)
   Diluted                                                        $     (2.02)               $     (3.12)
Weighted Average Shares Outstanding
   Basic                                                               17,262                     17,262
   Diluted                                                             17,262                     17,262

                             PLAINS RESOURCES INC.
                      PRO FORMA OIL AND GAS RESERVE DATA

                                                                         Adjustments for
                                                                     Discontinued Operations
                                                                    ------------------------
                                                                       Plains
                                                          Plains    Exploration                 Plains
                                                        Resources   & Production  Pro forma    Resources
                                                        Historical   Historical  Adjustments   Proforma
                                                       -----------  ------------ -----------   ---------
Estimated Quantities of Oil & Gas Reserves at
  December 31, 2001
   Proved Reserves
       Oil (MBbl)                                          240,636     (223,293)        --        17,343
       Gas (MMcf)                                           96,217      (96,217)        --            --
   Proved Developed Reserves
       Oil (MBbl)                                          134,704     (119,248)        --        15,456
       Gas (MMcf)                                           59,101      (59,101)        --            --
Standardized Measure of Discounted Future Net Cash
  Flows at December 31, 2001
   Future cash inflows                                 $ 3,833,456  $(3,662,137)  $     --     $ 171,319
   Future development costs                               (329,393)     305,261         --       (24,132)
   Future production expense                            (1,826,634)   1,714,132         --      (112,502)
   Future income tax expense                              (511,040)     537,252    (26,212)(1)        --
                                                       -----------  -----------   --------     ---------
   Future net cash flows                                 1,166,389   (1,105,492)   (26,212)       34,685
   Discounted at 10% per year                             (742,981)     721,025     13,815 (2)    (8,141)
                                                       -----------  -----------   --------     ---------
   Standardized measure of discounted future net cash
     flows                                             $   423,408  $  (384,467)  $(12,397)    $  26,544
                                                       ===========  ===========   ========     =========

(1) Estimated future income taxes for PLX and PXP are calculated on a consolidated basis for each entity. The pro forma adjustment reflects the effect of calculating estimated future income taxes for PLX after the spin-off.

(2) Reflects the effect of the pro forma adjustment to estimated future income taxes.

(c) Exhibits

10.1 Secured Term Loan Agreement dated as of December 6, 2002, by and among Plains Resources Inc., Bank of Montreal as Administrative Agent, Bank One, NA, as Syndication Agent, Wells Fargo Bank Texas, NA, as Collateral Agent and Documentation Agent, and the Lenders named within.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLAINS RESOURCES INC.



Date: January 2, 2003                   /s/ John T. Raymond
                                        --------------------------------------
                                        John T. Raymond
                                        President and Chief Executive Officer